Exhibit 99.1

SPRINGSTONE FINANCIAL, LLC

FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

TABLE OF CONTENTS

Independent Accountant’s Review Report	3

Financial Statements:
Balance Sheets	4

Statements of Operations	5

Statements of Changes In Members’ Equity	6

Statements of Cash Flows	7

Notes to Financial Statements	8 – 13

Supplemental Schedule:
Independent Accountant’s Review Report on Supplementary Information	14

Schedule of Operating Expenses	15

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Members

Springstone Financial, LLC

Westborough, MA 01581

We have reviewed the accompanying balance sheets of Springstone Financial, LLC as of March 31, 2014 and 2013, and the related statements of operations, changes in members’ equity, and cash flows for the three months then ended. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the reviews in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants
June 17, 2014

SPRINGSTONE FINANCIAL, LLC

BALANCE SHEETS

(See Notes to Financial Statements)

	March 31, 2014	March 31, 2013
ASSETS
Current Assets
Cash and Cash Equivalents	$10,019,977	$3,720,276
Loan Origination Fees Receivable	661,051	340,175
Prepaid Expenses	174,068	109,695
Due From Officers	171,860	101,997
Other Receivables	490	490

Total Current Assets	11,027,446	4,272,633

Property and Equipment
Property and Equipment - Cost	1,002,101	632,470
Accumulated Depreciation	(584,990)	(467,217)

Net Property and Equipment	417,111	165,253

Other Assets
Intangible Assets	6,731	6,731
Accumulated Amortization	(3,702)	(3,254)

Net Intangibles	3,029	3,477

Restricted Cash - See Notes 4 and 11	1,535,538	1,393,790
Security Deposits	49,901	27,378

Total other Assets	1,588,468	1,424,645

Total Assets	$13,033,025	$5,862,531

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts Payable	$735,654	$945,164
Alliance Rebate Payable	60,559	286,856
Accrued Expenses	53,374	101,771
Accrued Salaries and Payroll Taxes	276,107	169,357
Distributions Payable To Members	767,150	—
Loan Funding Payables	937,491	360,656
Current Portion of Deferred Rent	6,410	—

Total Current Liabilities	2,836,745	1,863,804

Long Term Liabilities
Loan Loss Contingency - See Notes 5 and 11	1,189,681	1,189,681
Deferred Rent	30,981	—

Total Long Term Liabilities	1,220,662	1,189,681

Total Liabilities	4,057,407	3,053,485

Members’ Equity	8,975,618	2,809,046

Total Liabilities and Members’ Equity	$13,033,025	$5,862,531

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

STATEMENTS OF OPERATIONS

(See Notes to Financial Statements)

	Three Months Ended March 31,
	2014	2013

Fee Income	$5,970,113	$4,418,804
Fee Refunds	271,578	179,606

Net Fee Income	5,698,535	4,239,198

Operating Expenses	2,879,268	2,428,442

Income From Operations	2,819,267	1,810,756

Other Income
Interest Income	1,114	1,006

Net Income	$2,820,381	$1,811,762

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

(See Notes to Financial Statements)

	Three Months Ended March 31,
	2014	2013

Balance Beginning of the Period	$7,322,387	$7,507,542

Net Income	2,820,381	1,811,762

Distributions To Members - See Note 6	(1,167,150)	(6,510,258)

Balance End of the Period	$8,975,618	$2,809,046

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

STATEMENTS OF CASH FLOWS

(See Notes to Financial Statements)

	Three Months Ended March 31,
Cash Provided By (Used In)	2014	2013
Operating Activities
Net Income	$2,820,381	$1,811,762
Adjustments to Reconcile Net Income to Cash Provided by Operating Activities
Depreciation and Amortization	34,629	21,379
Security Deposits	7,477	—
(Increase) Decrease In
Loan Origination Fees Receivable	(246,930)	250,668
Prepaid Expenses	(68,091)	(47,560)
Due From Officers	—	(16,067)
Other Receivables	135	148,901
(Decrease) Increase In
Accounts Payable	390,516	796,092
Alliance Rebate Payable	(433,857)	65,027
Accrued Expenses	(52,689)	(6,158)
Accrued Salaries and Payroll Taxes	(274,991)	(245,664)
Loan Funding Payables	614,192	182,257
Deferred Rent	9,827	—

Total Adjustments	(19,782)	1,148,875

Net Cash Provided by Operating Activities	2,800,599	2,960,637

Investing Activities
Restricted Cash	(135,806)	(81,432)
Purchase of Equipment and Software	(48,876)	(34,560)

Net Cash Used In Investing Activities	(184,682)	(115,992)

Financing Activities
Distributions to Members	(400,000)	(6,510,258)

Net Cash Used In Investing Activities	(400,000)	(6,510,258)

Net Increase in Cash	2,215,917	(3,665,613)
Cash - Beginning of the Period	7,804,060	7,385,889

Cash - End of the Period	$10,019,977	$3,720,276

See Note 6 for supplemental disclosures of noncash transactions.

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The Company provides services related to the origination and processing of consumer loans. The loans are used to fund elective medical, fertility and dental procedures, as well as tuition at private educational institutions and tutoring at learning centers for pre-post secondary age students.

Revenues and Expenses

The Company earns revenue by originating and placing consumer loans with funding institutions. Revenue consists of fees from service providers and loan origination fees from the funding institutions. Revenue is recognized when the loans are funded.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual results could differ from those estimates.

Property and Equipment

Property and equipment additions are recorded at cost. Maintenance, repairs, and renewals are expensed, and additions and improvements are capitalized. Depreciation is computed using both straight-line and accelerated methods over useful lives of 5 - 7 years.

Depreciation expense for the three months ended March 31, 2014 and 2013 was $34,517 and $21,267, respectively.

The Components of Property and Equipment are as follows:

	March 31, 2014	March 31, 2013
Computers and Office Equipment	$167,793	$121,341
Furniture and Fixtures	238,935	62,852
Leasehold Improvements	110,259	24,775

	516,987	208,968
Accumulated Depreciation	(199,354)	(151,009)

	$317,633	$57,959

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Property and Equipment, continued

Software and Website Costs

Computer software and web site development costs include packaged software, customized software for website operations, and costs related to major website enhancements. These costs are amortized using the straight-line method over three year lives. Operating expenses related to web site hosting and routine maintenance are expensed as incurred.

The components of capitalized software and website costs are as follows:

	March 31, 2014	March 31, 2013
Software	$145,024	$136,345
Website Costs	340,090	287,157

	485,114	423,502
Accumulated Depreciation	(385,636)	(316,208)

	$99,478	$107,294

Marketing and Advertising

The Company currently markets loans to the following demographic markets: (1) high quality medical and dental professional service providers for funding of elective medical, fertility and dental procedures, and (2) private educational institutions and learning centers for funding of private K-12 school tuition and tutoring.

The Company expenses advertising as incurred. Advertising expense for the three months ended March 31, 2014 and 2013 was $102,984 and $27,548, respectively.

Concentrations of Credit Risk

The Company maintains demand deposits with several high quality financial institutions. Periodically, cash balances exceed the federally insured bank deposit limits. The Company had approximately $11,687,000 and $4,897,000 in uninsured cash, as of March 31, 2014 and 2013, respectively.

Credit Policies

The Company follows practices standard in the consumer lending/loan servicing industries. Loan applications are processed through various fraud shield databases and credit checks are run for all loan applicants. Loan proceeds are sent directly to the medical or dental service provider or educational institution, and not to the borrower.

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Limited Liability Company/Income Taxes

As a limited liability company, each member’s liability is limited to amounts reflected in their respective member accounts.

The Company files its income tax returns as a partnership for federal and state income tax purposes. As such, the Company will not pay any federal or state income taxes, because any income or loss will be passed through to the federal and state tax returns of the members of the Company. Accordingly, no provision is made for federal or state income taxes in the financial statements.

Following are the differences between the financial statements and how the Company reports in its income tax returns: The financial statements include a provision for loss reserves based on management’s estimate of its exposure to potential loan defaults whereas the tax reporting allows deductions only when losses are realized. Organizational expenses were expensed in full on the financial statements, whereas for income tax reporting organizational costs are amortized over five years. Meals and entertainment are expensed in full on the financial statements, whereas for income tax reporting these costs are only 50% deductible.

The Company files income tax returns in the U.S. federal jurisdiction and the states of Massachusetts, Pennsylvania, New Jersey and Ohio. Management believes that all positions taken in its tax returns would be sustained in the event of review. The Company’s tax returns are no longer subject to review for years before 2010.

NOTE 2 – LEASE COMMITMENTS

Operating Lease

In 2013, the Company entered into a lease for new office space. The lease is for a period of 73 months beginning January, 2014, with an option to renew for an additional five years.

The Company occupied the new space on October 1, 2013, and paid rent of $1,848 for the months of October through December under the early occupancy provision in the lease and paid no rent for the month of January, 2014. The difference between the rent paid for these four months and the fair value of the rent as determined from the lease terms has been recorded as rent expense in the applicable periods and a liability for deferred rent, which is being amortized over the term of the lease. Rent expense for office space for the three months ended March 31, 2014 and 2013 was $32,687 and $32,918, respectively.

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

NOTE 2 – LEASE COMMITMENTS, continued

Future minimum annual payments under the lease for the 12 month periods ending March 31, are as follows:

2015	$184,563
2016	215,542
2017	223,859
2018	232,176
2019	239,800
Thereafter	205,609

$1,301,549

NOTE 3 – RELATED PARTY TRANSACTIONS

One of the Company’s funding sources, NBT Bank, N.A. (an FDIC insured banking institution) is a subsidiary of a member of the Company, NBT Capital Corp. NBT Bank, N.A. (NBT) takes the risk of loss on default for a large majority of the loans that it funds.

In addition, the Company also has several bank accounts on deposit with NBT.

Three of the Company’s senior managers are stockholders of Premier Payment Solutions, Inc., the other member of the Company.

NOTE 4 – RESTRICTED CASH

Restricted cash represents reserves set aside by NBT to cover potential defaults on selected loan portfolios. No withdrawals may be made from these accounts without written approval from NBT. See Note 11.

NOTE 5 – LOAN LOSS CONTINGENCY

Loan loss contingency represents management’s estimate of the potential contingent liability to cover losses on the following loan portfolios. See Note 11:

“Pool B” - This portfolio consists of loans, funded by the primary banking partner, made to borrowers with credit scores lower than normally required by the bank, but high enough to satisfy the Company’s credit worthiness requirements, based on senior management’s previous experience in the consumer loan market.

The total amount of loans outstanding in this portfolio as of March 31, 2014 and 2013 was approximately $6,677,000 and $5,620,000, respectively. For the three months ended March 31, 2014 and 2013, the total amount of loan defaults realized from this portfolio was $117,558 and $140,366, respectively.

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

NOTE 5 – LOAN LOSS CONTINGENCY, continued

“Over $25K” - The 2nd portfolio consists of loans over $25,000, made to individuals with higher than normal credit scores. The Company bears the burden of risk of loss on such loans that were made before September 1, 2012. The Company’s potential liability is based on the ratio of the amount of the original loan balance over $25,000 to the total original loan amount. At March 31, 2014 and 2013, the Company’s exposure on this portfolio was approximately $2,604,000 and $4,532,000, respectively. For the three months ended March 31, 2014 and 2013, actual defaults realized from this portfolio were $20,209 and $15,574, respectively.

“ClearChoice Reserve Program” – Loans in this portfolio commenced in July, 2012 and are used to pay for the cost of dental and orthodontic procedures. The Company bears the risk of loss at 1.54% of the outstanding loan balance. At March 31, 2014 and 2013, the Company’s exposure on this portfolio was approximately $71,000 and $39,000, respectively. For the three months ended March 31, 2014 and 2013, actual defaults realized from this portfolio were none and $29, respectively.

Management believes that the loan loss contingency balance is sufficient to cover any future loan defaults on these portfolios.

NOTE 6 – STATEMENT OF CASH FLOWS – SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING ACTIVITIES AND OTHER ITEMS

Cash used in investing activities for the three months ended March 31, 2014, does not include distributions payable to members at March 31, 2014, in the amount of $767,150 as it did not have an impact on cash flows for the period.

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

There were no income taxes paid for the three months ended March 31, 2014 and 2013.

There were no payments of interest for the three months ended March 31, 2014 and 2013.

NOTE 7 – RETIREMENT PLAN

The Company has a 401(k) profit sharing plan which covers substantially all employees. Participating employees may contribute, on a tax-deferred basis, a portion of their compensation in accordance with section 401(k) of the Internal Revenue Code. The plan provides for a safe harbor matching contribution by the Company. For the three months ended March 31, 2014 and 2013, the Company’s matching contributions were $26,389 and $27,940, respectively.

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014 AND 2013

NOTE 8 – COMPENSATED ABSENCES

Employees of the Company are entitled to paid time off (PTO) which accrues up to a maximum of 160 hours. Paid time off can be used as vacation time, sick time, or personal time. Employees cannot carry over more than 40 hours of PTO into the next calendar year. Accrued PTO in the amounts of $51,600 and $34,400 are included in accrued salaries and payroll taxes at March 31, 2014 and 2013, respectively.

NOTE 9 – SIGNIFICANT CONCENTRATIONS

The Company is fully dependent on third party funding sources such as banks or private placement financing organizations. As of March 31, 2014, there were two banks with which the Company has an arrangement to fund the loans it originates. Until those loan portfolios grow significantly, the Company is unlikely to pursue other major lending sources, and therefore has a concentration in terms of readily available lenders.

The loan origination industry is subject to certain economic factors such as interest rates, and the overall health of the economy.

NOTE 10 –REGULATORY MATTERS

The Company is subject to various regulations common in the financing industry and continually monitors its responsibilities with regard to regulatory and licensing requirements. The Company is satisfied that it is fully compliant with all requirements.

Additionally, each of the Company’s banking partners has a contractual right to review its policies and procedures related to regulatory matters to insure that the Company is in compliance.

NOTE 11 – SUBSEQUENT EVENTS

On April 17, 2014, the Company was acquired by LendingClub Corporation for a total consideration of $140 million in cash and stock.

The Company has entered into an agreement with NBT which provides that it will return to NBT the balances as of April 17, 2014, in the restricted cash accounts which are meant to cover potential loan defaults in the Pool B and Over 25K loan portfolios. The agreement also provides that the Company will have no liability for any losses arising from loans in these portfolios in existence on April 17, 2014. The combined balances for restricted cash and for the loan loss contingency for these loan portfolios at April 17, 2014, were $1,523,598 and $1,189,681, respectively. The Company will incur a charge to expense equal to the excess of the combined restricted cash balance over the loan loss contingency balances in the amount of $333,917.

The Company has evaluated all subsequent events through June 17, 2014, the date the financial statements were available to be issued.

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

ON SUPPLEMENTARY INFORMATION

To the Members

Springstone Financial, LLC

Westborough, MA 01581

Our report on our review of the basic financial statements of Springstone Financial, LLC for the three months ended March 31, 2014 and 2013 appears on page 3. That review was made primarily for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America. The supplementary information included in the accompanying schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we did not become aware of any material modifications that should be made to such information.

Certified Public Accountants

June 17, 2014

SPRINGSTONE FINANCIAL, LLC

SCHEDULE OF OPERATING EXPENSES

(See auditor’s report on supplemental information and notes to financial statements)

	Three Months Ended March 31,
	2014	2013
Salaries and Payroll Taxes	$1,305,663	$1,033,275
Advertising and Marketing Expense	323,023	153,847
Consultants	86,425	97,570
Printing and Reproduction	979	3,958
Information Technology and Website Hosting	67,067	70,469
Rent Expense	32,687	32,918
Professional Fees	70,715	105,650
Travel and Entertainment	15,673	7,536
Depreciation and Amortization	34,629	21,379
Postage and Delivery	75,353	37,558
Insurance	1,794	667
Office Supplies and Expense	9,426	8,084
Telephone and Utilities	35,985	17,606
Training and Education	14,711	14,259
Charitable Contributions	454	350
Employee Fringe Benefits	95,118	67,926
Employee Retirement Benefits	26,389	27,940
Credit Reports	62,030	77,484
Alliance Rebate	89,240	65,027
Provider Rebates and Chargebacks	386,799	360,183
Provision for Loss Contingency	135,393	155,968
Fraud Losses	—	45,683
Bank Service Charges	6,537	4,070
Office Relocation Expense	—	7,500
Miscellaneous	3,178	11,535

Total Operating Expenses	$2,879,268	$2,428,442

AUERR, ZAJAC & ASSOCIATES, LLP

Certified Public Accountants